[WILMINGTON TRUST LOGO] WILMINGTON TRUST News Release	Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
FOR IMMEDIATE RELEASE
WILMINGTON TRUST ANNOUNCES 2007 FOURTH QUARTER
AND FULL YEAR RESULTS
Corporate Client and Wealth Advisory businesses record double-digit growth
Wilmington, Del., January 18, 2008 — Wilmington Trust Corporation (NYSE: WL) reported today that net income for the 2007 fourth quarter was $44.0 million and earnings per share (on a diluted basis) were $0.65 per share. In comparison, for the 2006 fourth quarter, net income was $47.5 million and earnings per share (diluted) were $0.68.
These results brought net income for the 2007 full year to $182.0 million and earnings per share (diluted) to $2.64 per share. In 2006, net income for the full year was $143.8 million and earnings per share (diluted) were $2.06 per share. The 2006 amounts reflected a non-cash impairment write-down of $72.3 million recorded in the 2006 third quarter against the valuation of affiliate money manager Roxbury Capital Management. Absent this non-cash write-down, full-year net income 2006 would have been $185.5 million and earnings per share (diluted) would have been $2.66 per share.
This release contains and discusses amounts that exclude the effects of the non-cash write-down and presents results on an operating basis. Management believes that operating results (those that exclude the effects of the non-cash write-down) provide a more relevant and comparative basis on which to evaluate the company’s performance. The financial statements in this release contain comparisons of results with and without the non-cash impairment write-down.
Significant factors in fourth quarter 2007 results
•	The Corporate Client Services (CCS) business prevailed against the near-absence of capital markets activity and produced revenue that was 12% ahead of the year-ago fourth quarter, and 11% ahead of the 2007 third quarter. For the full year, CCS revenue rose 15%.
•	The strength of business development, plus the June 2007 acquisition of an investment consulting firm in Boston, helped the Wealth Advisory Services (WAS) business overcome volatility in the financial markets. WAS revenue was up 15% from the year-ago fourth quarter, and up 5% from the 2007 third quarter, significantly surpassing the changes in the three major equity market indices. For the full year, WAS revenue rose 15%.

•	In the mid-Atlantic region, the economy remains well diversified and stable. Although economic activity has slowed from the 2005 and 2006 pace, loan balances continued to rise. On average, loan balances were 6% higher than for the year-ago fourth quarter, and 1% higher than for the 2007 third quarter. For the full year, loan balances rose 7%, on average.
These achievements were offset by:
•	An addition to expenses of approximately $3.2 million for Wilmington Trust’s share of Visa, Inc.’s litigation with other companies.

•	A decline in the net interest margin of 17 basis points from the third quarter, to 3.56%. This decrease was due to the Federal Reserve’s short-term interest rate reductions and the differences between when the company’s loans reprice and when its deposits reprice. If there are additional reductions in short-term rates, depending on the magnitude and pace at which they occur, the margin will compress with each downward move until deposit repricing catches up to loan repricing.

•	Levels of nonperforming assets and net charge-offs that were more in line with historical levels, which increased the provision and reserve for loan losses.
“The Corporate Client and Wealth Advisory Services businesses showed impressive growth, especially considering the dearth of activity in capital markets and the volatility in the equity markets in the fourth quarter,” said Ted T. Cecala, Wilmington Trust’s chairman and chief executive officer. “Our performance shows how our diversified business mix helps us generate consistent results, even when one sector slows down, such as what our Regional Banking business is experiencing as market interest rates decline and the current economic cycle affects the pace of loan growth.”
Loan portfolio
•	Commercial loan balances, on average, were 7% higher than for the year-ago fourth quarter and 2% higher than for the 2007 third quarter.

•	The commercial and industrial loan growth came mainly from clients in Pennsylvania, Delaware, and New Jersey with retail, wholesale, service, and contracting businesses. Most of these loans were for working capital.

•	Construction loans constituted 21%, or $1.78 billion, of the $8.48 billion in total loans at December 31, 2007. Key characteristics of the construction loan portfolio were as follows:
•	In terms of project type, approximately 52% of construction loans were for residential real estate construction, approximately 21% were for land development, and approximately 14% were for retail and office projects. The remainder were for owner-occupied, multi-family, and other types of projects.

•	In terms of location, approximately 61% were for projects in Delaware, approximately 25% were in Pennsylvania, approximately 7% were in Maryland, approximately 4% were in New Jersey, and the rest were elsewhere.
•	Consumer loan balances, on average, were 4% higher than for the year-ago fourth quarter and 2% higher than for the 2007 third quarter. Almost all of this growth was in indirect loans made mainly through automobile dealers for late-model used cars.
Credit quality in the 2007 fourth quarter
•	In the internal risk rating analysis, the percentage of loans with pass ratings was 96%, the same as for the 2007 third quarter, and slightly less than the 97% for the year-ago fourth quarter.
•	The disposition of approximately $10.3 million in loans to the Elliott Building Group caused the biggest changes in credit quality. These loans were for two housing developments under construction in southern New Jersey. In June 2007, Elliott filed for bankruptcy, and the $10.3 million was transferred to nonaccruing status. In the 2007 fourth quarter, approximately $8.9 million of this amount was transferred to other real estate owned (OREO), and the remainder was charged off. The transfer of these properties to OREO added approximately $529,000 of expense.
•	Net charge-offs for the fourth quarter totaled $9.5 million, or 11 basis points. The Elliott loans and other loans previously reported as nonperforming accounted for most of the increase from prior periods. Consumer and other retail loans continued to account for more than half of total net charge-offs. Most of the charged-off consumer loans were indirect auto loans.
•	For the 2007 full year, net charge-offs were $21.3 million, or 26 basis points. In comparison, net charge-offs for 2006 were $18.5 million, or 24 basis points. Since 1996, the annual net charge-off ratio has ranged from a low of 14 basis points for 2005 to a high of 44 basis points for 2000.

•	Nonaccruing loans for the fourth quarter included approximately $8.4 million for a hotel and retail project in Ocean City, Maryland. This loan was transferred from performing status to loans past due 90 days or more, and included in serious doubt loans, in the 2007 third quarter. Its transfer to nonaccruing status accounted for the fourth quarter decrease in commercial, financial, and agricultural loans past due 90 days or more.
•	Renegotiated loans increased because one commercial loan of approximately $4.5 million was upgraded from nonaccruing status. The amount of renegotiated loans also included approximately $19.0 million in loans that were renegotiated in and reported for the third quarter of 2007. These loans are to a Pennsylvania-based developer for a large single family and townhome development in Sussex County, Delaware.
•	Construction loans accounted for approximately 21% of total loans, which has been the case since the fourth quarter of 2005. For the 2007 fourth quarter, construction loans accounted for approximately 21% of total nonaccruing loans and approximately 5% of total loans past due 90 days or more.
•	On a percentage basis, the composition of the loan portfolio remained well diversified and relatively unchanged.
•	Additional disclosure about credit quality is contained in the financial statement section of this release.
Exposure to subprime residential mortgage loans
As of December 31, 2007:
•	There were no subprime loans in the residential mortgage portfolio.
•	All of the mortgage-backed securities in the investment securities portfolio were issued by U.S. government-sponsored enterprises (GSEs). These GSEs are AAA-rated and they guarantee the timing and amount of principal and interest payments on the instruments they issue.
•	Revenue from trust services for investors in structures that hold residential mortgages as the underlying collateral accounted for less than 1% of both fourth quarter and full-year revenue (approximately $1.4 million for the 2007 fourth quarter and approximately $5.5 million for the full year). The structures associated with these revenue amounts hold a combination of prime and subprime U.S. residential mortgages.
•	None of the collateralized debt obligations for which CCS provides trust and administrative services held residential mortgage or subprime loan collateral directly.

Other items
•	Investment securities balances were lower than the year-ago levels because there was less need to invest in short-term securities in order to collateralize client accounts that use short-term cash sweeps. On a percentage basis, the composition of the investment securities portfolio was relatively unchanged from prior periods. More information about the investment securities portfolio is in the supplemental financial statement in this release.
•	In addition to the $3.2 million recorded for the Visa litigation, expense growth reflected higher staffing, occupancy, and related costs associated with the June 2007 acquisitions of a wealth management firm in Boston and a corporate services provider in Luxembourg. The increase from the 2007 third quarter was due in part to seasonal advertising, consulting, and travel and entertainment expenses.
•	In the 2008 first quarter, salaries and wages expense should increase by approximately $5.0 million, as payroll taxes and 401(k) plan matching expenses reset at January 1.
•	More information about asset/liability matching and funding sources is in the supplemental financial statement in this release.
Cash dividend declared
At its meeting yesterday, the Board of Directors declared a regular quarterly cash dividend of $0.335 per share. This amount reflects the 6% increase the Board approved in April 2007, which marked the 26th consecutive year the company has raised its cash dividend. The quarterly dividend will be paid on February 15, 2008, to stockholders of record on February 1, 2008.
Share repurchases
The company’s current share repurchase plan, which commenced in April 2002, allows the company to reacquire up to 8 million of its shares. During the 2007 fourth quarter, the company repurchased 600,000 shares under this program, at a total cost of $21.4 million and an average price per share of $35.74. The company repurchased a total of 2,000,000 shares in 2007, at a total cost of $79.2 million and an average price per share of $39.60. This brought the total number of shares repurchased under the current program to 3,043,796, leaving 4,956,204 available for repurchase.

Conference call
Management will discuss 2007 fourth quarter results and full-year results and outlook for the future in a conference call today at 10:00 a.m. (EST). Supporting materials, financial statements, and audio streaming will be available at www.wilmingtontrust.com.
Dial-in information:
•	From inside the United States: (888) 459-5609
•	From outside the United States: (973) 321-1024
•	Conference identification number: 27652936
A rebroadcast of the call will be available from 12:00 p.m. (Eastern) today until 12:00 a.m. (Eastern) on Friday, January 25, by calling (800) 642-1687 inside the United States or (706) 645-9291 outside the United States. Use conference identification number 27652936 to access the rebroadcast.
Forward-looking statements
This presentation contains forward-looking statements that reflect our current expectations about our future performance. These statements rely on a number of assumptions and estimates and are subject to various risks and uncertainties that could cause our actual results to differ from our expectations. Factors that could affect our future financial results include, among other things, changes in national or regional economic conditions; changes in market interest rates; significant changes in banking laws or regulations; increased competition in our businesses; higher-than-expected credit losses; the effects of acquisitions; the effects of integrating acquired entities; a substantial and permanent loss of either client accounts and/or assets under management at Wilmington Trust and/or our affiliate money managers, Cramer Rosenthal McGlynn and Roxbury Capital Management; unanticipated changes in regulatory, judicial, or legislative tax treatment of business transactions; and economic uncertainty created by unrest in other parts of the world.
About Wilmington Trust
Wilmington Trust Corporation (NYSE: WL) is a financial services holding company that provides Regional Banking services throughout the Delaware Valley region, Wealth Advisory Services for high-net-worth clients in 36 countries, and Corporate Client Services for institutional clients in 86 countries. Its wholly owned bank subsidiary, Wilmington Trust Company, which was founded in 1903, is one of the largest personal trust providers in the United States and the leading retail and commercial bank in Delaware. Wilmington Trust Corporation and its affiliates have offices in California, Connecticut, Delaware, Florida, Georgia, Maryland, Massachusetts, Minnesota, Nevada, New Jersey, New York, Pennsylvania, South Carolina, Vermont, the Cayman Islands, the Channel Islands, London, Dublin, Frankfurt, and Luxembourg. For more information, visit www.wilmingtontrust.com.
Contacts

Investors and analysts:	News media:
Ellen J. Roberts	Bill Benintende
Investor Relations	Public Relations
(302) 651-8069	(302) 651-8268
eroberts@wilmingtontrust.com	wbenintende@wilmingtontrust.com

# # #

EARNINGS RELEASE
EXHIBIT 99
WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
HIGHLIGHTS

	Three Months Ended			Twelve Months Ended

	Dec. 31,	Dec. 31,	%	Dec. 31,	Dec. 31,	%
	2007	2006	Change	2007	2006	Change

OPERATING RESULTS (in millions)
Net interest income	$91.1	$92.4	(1.4)	$368.9	$363.1	1.6
Provision for loan losses	(9.2)	(6.5)	41.5	(28.2)	(21.3)	32.4
Noninterest income	102.7	92.5	11.0	386.0	346.1	11.5
Noninterest expense	116.9	104.9	11.4	444.1	471.6	(5.8)
Net income	44.0	47.5	(7.4)	182.0	143.8	26.6

PER SHARE DATA
Basic net income	$0.66	$0.69	(4.3)	$2.68	$2.10	27.6
Diluted net income	0.65	0.68	(4.4)	2.64	2.06	28.2
Dividends paid	0.335	0.315	6.3	1.32	1.245	6.0
Book value at period end	16.55	15.47	7.0	16.55	15.47	7.0
Closing price at period end	35.20	42.17	(16.5)	35.20	42.17	(16.5)
Market range:
High	42.00	45.33	(7.3)	44.55	45.61	(2.3)
Low	32.57	40.54	(19.7)	32.57	38.54	(15.5)

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	67,174	68,455	(1.9)	67,946	68,413	(0.7)
Diluted	67,749	69,615	(2.7)	68,851	69,675	(1.2)

AVERAGE BALANCE SHEET (in millions)
Investment portfolio	$1,846.8	$2,017.6	(8.5)	$1,875.9	$1,893.1	(0.9)
Loans	8,355.7	7,912.9	5.6	8,212.0	7,699.8	6.7
Earning assets	10,234.4	10,075.3	1.6	10,126.3	9,645.7	5.0
Core deposits	5,094.5	5,008.1	1.7	5,045.5	4,936.7	2.2
Stockholders’ equity	1,093.7	1,067.4	2.5	1,091.0	1,059.1	3.0

STATISTICS AND RATIOS (net income annualized)
Return on average stockholders’ equity	15.96%	17.66%	(9.6)	16.68%	13.58%	22.8
Return on average assets	1.57%	1.73%	(9.2)	1.65%	1.37%	20.4
Net interest margin (taxable equivalent)	3.56%	3.65%	(2.5)	3.67%	3.79%	(3.2)
Dividend payout ratio	51.36%	45.26%	13.5	49.40%	59.18%	(16.5)
Full-time equivalent headcount	2,672	2,574	3.8	2,672	2,574	3.8

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
QUARTERLY INCOME STATEMENT

	Three Months Ended

						% Change From
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Prior	Prior
(In millions)	2007	2007	2007	2007	2006	Quarter	Year

NET INTEREST INCOME
Interest income	$177.9	$183.4	$180.8	$180.0	$182.0	(3.0)	(2.3)
Interest expense	86.8	89.3	88.0	89.2	89.6	(2.8)	(3.1)

Net interest income	91.1	94.1	92.8	90.8	92.4	(3.2)	(1.4)
Provision for loan losses	(9.2)	(8.9)	(6.5)	(3.6)	(6.5)	3.4	41.5

Net interest income after provision for loan losses	81.9	85.2	86.3	87.2	85.9	(3.9)	(4.7)

NONINTEREST INCOME
Advisory fees:
Wealth Advisory Services
Trust and investment advisory fees	42.9	40.5	38.4	36.9	36.1	5.9	18.8
Mutual fund fees	5.9	5.3	5.1	5.1	5.1	11.3	15.7
Planning and other services	10.3	10.3	9.9	9.5	10.1	—	2.0

Total Wealth Advisory Services	59.1	56.1	53.4	51.5	51.3	5.3	15.2

Corporate Client Services
Capital markets services	11.4	10.2	11.2	10.2	10.4	11.8	9.6
Entity management services	8.1	7.4	7.4	7.1	7.1	9.5	14.1
Retirement services	3.3	3.0	3.2	3.4	2.9	10.0	13.8
Investment/cash management services	3.4	3.0	3.0	3.3	3.0	13.3	13.3

Total Corporate Client Services	26.2	23.6	24.8	24.0	23.4	11.0	12.0

Cramer Rosenthal McGlynn	5.5	4.2	6.3	4.7	5.3	31.0	3.8
Roxbury Capital Management	0.4	0.4	0.2	0.1	0.1	—	300.0

Advisory fees	91.2	84.3	84.7	80.3	80.1	8.2	13.9
Amortization of affiliate intangibles	(1.3)	(1.2)	(1.1)	(1.1)	(1.1)	8.3	18.2

Advisory fees after amortization of affiliate intangibles	89.9	83.1	83.6	79.2	79.0	8.2	13.8

Service charges on deposit accounts	7.3	7.2	7.0	6.8	7.1	1.4	2.8
Other noninterest income	5.3	4.7	6.2	5.4	6.2	12.8	(14.5)
Securities gains/(losses)	0.2	(0.2)	0.1	—	0.2	—	—

Total noninterest income	102.7	94.8	96.9	91.4	92.5	8.3	11.0

Net interest and noninterest income	184.6	180.0	183.2	178.6	178.4	2.6	3.5

NONINTEREST EXPENSE
Salaries and wages	45.0	44.1	41.9	41.8	40.3	2.0	11.7
Incentives and bonuses	11.5	10.0	11.4	14.0	10.3	15.0	11.7
Employment benefits	12.0	12.7	11.5	14.6	11.4	(5.5)	5.3
Net occupancy	7.4	7.3	6.8	6.8	6.7	1.4	10.4
Furniture, equipment, and supplies	9.7	10.0	9.8	9.7	10.3	(3.0)	(5.8)
Other noninterest expense:
Advertising and contributions	3.2	2.0	2.8	2.7	3.2	60.0	—
Servicing and consulting fees	3.4	2.6	2.8	2.4	2.9	30.8	17.2
Subadvisor expense	2.8	2.7	2.5	2.5	2.3	3.7	21.7
Travel, entertainment, and training	3.3	2.8	2.4	2.2	3.4	17.9	(2.9)
Originating and processing fees	2.9	2.8	2.7	2.5	3.1	3.6	(6.5)
Other expense	15.7	13.8	11.4	11.2	11.0	13.8	42.7

Total other noninterest expense	31.3	26.7	24.6	23.5	25.9	17.2	20.8

Total noninterest expense	116.9	110.8	106.0	110.4	104.9	5.5	11.4

Income before income taxes and minority interest	67.7	69.2	77.2	68.2	73.5	(2.2)	(7.9)
Applicable income taxes	23.6	22.9	28.3	24.6	26.3	3.1	(10.3)

Net income before minority interest	44.1	46.3	48.9	43.6	47.2	(4.8)	(6.6)
Minority interest	0.1	0.1	—	0.6	(0.3)	—	—

Net income	$44.0	$46.2	$48.9	$43.0	$47.5	(4.8)	(7.4)

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
YEAR-TO-DATE INCOME STATEMENT

	Twelve Months Ended

	Dec. 31,	Dec. 31,	%
(In millions)	2007	2006	Change

NET INTEREST INCOME
Interest income	$722.2	$674.8	7.0
Interest expense	353.3	311.7	13.3

Net interest income	368.9	363.1	1.6
Provision for loan losses	(28.2)	(21.3)	32.4

Net interest income after provision for loan losses	340.7	341.8	(0.3)

NONINTEREST INCOME
Advisory fees:
Wealth Advisory Services
Trust and investment advisory fees	158.6	136.5	16.2
Mutual fund fees	21.4	20.2	5.9
Planning and other services	40.1	35.3	13.6

Total Wealth Advisory Services	220.1	192.0	14.6

Corporate Client Services
Capital markets services	42.9	37.0	15.9
Entity management services	30.0	26.8	11.9
Retirement services	12.9	11.5	12.2
Investment/cash management services	12.8	10.3	24.3

Total Corporate Client Services	98.6	85.6	15.2

Cramer Rosenthal McGlynn	20.7	19.3	7.3
Roxbury Capital Management	1.2	1.2	—

Advisory fees	340.6	298.1	14.3
Amortization of affiliate intangibles	(4.7)	(4.2)	11.9

Advisory fees after amortization of affiliate intangibles	335.9	293.9	14.3

Service charges on deposit accounts	28.3	28.2	0.4
Other noninterest income	21.7	23.8	(8.8)
Securities gains	0.1	0.2	(50.0)

Total noninterest income	386.0	346.1	11.5

Net interest and noninterest income	726.7	687.9	5.6

NONINTEREST EXPENSE
Salaries and wages	172.8	154.4	11.9
Incentives and bonuses	46.9	39.8	17.8
Employment benefits	50.9	48.3	5.4
Net occupancy	28.3	25.7	10.1
Furniture, equipment, and supplies	39.2	38.3	2.3
Other noninterest expense:
Advertising and contributions	10.7	9.4	13.8
Servicing and consulting fees	11.2	10.4	7.7
Subadvisor expense	10.5	10.7	(1.9)
Travel, entertainment, and training	10.7	10.4	2.9
Originating and processing fees	10.9	11.1	(1.8)
Other expense	52.0	40.8	27.5

Total other noninterest expense	106.0	92.8	14.2

Total noninterest expense before impairment	444.1	399.3	11.2
Impairment write-down	—	72.3	(100.0)

Total noninterest expense	444.1	471.6	(5.8)

Income before income taxes and minority interest	282.6	216.3	30.7
Applicable income taxes	99.7	72.7	37.1

Net income before minority interest	182.9	143.6	27.4
Minority interest	0.9	(0.2)	—

Net income	$182.0	$143.8	26.6

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
COMPARISON OF OPERATING RESULTS (excluding the 2006 impairment write-down)

	Three Months Ended			Twelve Months Ended
	Dec. 31,	Dec. 31,	%	Dec. 31,	Dec. 31,	%
	2007	2006	Change	2007	2006	Change

OPERATING RESULTS (in millions)
Net interest income	$91.1	$92.4	(1.4)	$368.9	$363.1	1.6
Provision for loan losses	(9.2)	(6.5)	41.5	(28.2)	(21.3)	32.4
Noninterest income	102.7	92.5	11.0	386.0	346.1	11.5
Total noninterest expense before impairment write-down	116.9	104.9	11.4	444.1	399.3	11.2
Impairment write-down	—	—	—	—	—	—

Total noninterest expense	116.9	104.9	11.4	444.1	399.3	11.2

Income before income taxes and minority interest	67.7	73.5	(7.9)	282.6	288.6	(2.1)
Applicable income taxes	23.6	26.3	(10.3)	99.7	103.3	(3.5)

Net income before minority interest	44.1	47.2	(6.6)	182.9	185.3	(1.3)
Minority interest	0.1	(0.3)	—	0.9	(0.2)	—

Net income	$44.0	$47.5	(7.4)	$182.0	$185.5	(1.9)

PER-SHARE DATA
Diluted shares outstanding (in millions)	67.7	69.7	(2.9)	68.9	69.7	(1.1)
Per-share earnings (diluted)	$0.65	$0.68	(4.4)	$2.64	$2.66	(0.8)

STATISTICS AND RATIOS (net income annualized; dollars in millions)
Total assets, on average	$11,126.0	$10,912.9	2.0	$10,997.4	$10,513.5	4.6
Stockholders’ equity, on average	1,093.7	1,067.4	2.5	1,091.0	1,069.7	2.0
Return on average assets	1.57%	1.73%	(9.2)	1.65%	1.76%	(6.3)
Return on equity	15.96%	17.66%	(9.6)	16.68%	17.34%	(3.8)

Net interest income before provision and noninterest income	$193.8	$184.9	4.8	$754.9	$709.2	6.4
Tax-equivalent interest income	0.9	1.1	(18.2)	3.9	4.3	(9.3)

	$194.7	$186.0	4.7	$758.8	$713.5	6.3
Noninterest expense	$116.9	$104.9	11.4	$444.1	$399.3	11.2

Efficiency ratio	60.04%	56.40%	6.5	58.53%	55.96%	4.6

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
COMPARISON OF RESULTS WITH AND WITHOUT THE IMPAIRMENT WRITE-DOWN

	Three months ended December 31, 2006			Twelve months ended December 31, 2006
	With	Without		With	Without
	impairment	impairment	Impairment	impairment	impairment	Impairment
OPERATING RESULTS (in millions)
Net interest income	$92.4	$92.4	$—	$363.1	$363.1	$—
Provision for loan losses	(6.5)	(6.5)	—	(21.3)	(21.3)	—
Noninterest income	92.5	92.5	—	346.1	346.1	—
Noninterest expense	104.9	104.9	—	471.6	399.3	72.3

Income before taxes and minority interest	73.5	73.5	—	216.3	288.6	(72.3)
Applicable income taxes	26.3	26.3	—	72.7	103.3	(30.6)

Net income before minority interest	47.2	47.2	—	143.6	185.3	(41.7)
Minority interest	(0.3)	(0.3)	—	(0.2)	(0.2)	—

Net income	$47.5	$47.5	$—	$143.8	$185.5	$(41.7)

PER SHARE DATA
Diluted shares outstanding (in millions)	69.7	69.7	—	69.7	69.7	—
Per-share earnings	$0.68	$0.68	$—	$2.06	$2.66	$(0.60)

STATISTICS AND RATIOS (dollars in millions)
Total assets, on average	$10,912.9	$10,912.9	$—	$10,495.1	$10,513.5	$(18.4)
Stockholders’ equity, on average	1,067.4	1,067.4	—	1,059.1	1,069.7	(10.6)
Return on average assets	1.73%	1.73%	—	1.37%	1.76%	(0.39)%
Return on equity	17.66%	17.66%	—	13.58%	17.34%	(3.76)%

Net interest income before provision and noninterest income	$184.9	$184.9	$—	$709.2	$709.2	$—
Tax equivalent interest income	1.1	1.1	—	4.3	4.3	—

	$186.0	$186.0	$—	$713.5	$713.5	$—
Noninterest expense	$104.9	$104.9	$—	$471.6	$399.3	$72.3

Efficiency ratio	56.40%	56.40%	—	66.10%	55.96%	10.13%

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
STATEMENT OF CONDITION

						% Change From
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Prior	Prior
(In millions)	2007	2007	2007	2007	2006	Quarter	Year
ASSETS
Cash and due from banks	$260.5	$286.3	$231.8	$222.2	$249.7	(9.0)	4.3

Federal funds sold and securities purchased under agreements to resell	134.0	16.5	18.0	68.9	68.9	N/M	94.5

Investment securities:
U.S. Treasury	60.2	101.9	103.8	102.5	125.2	(40.9)	(51.9)
Government agencies	647.0	701.4	634.8	743.9	807.1	(7.8)	(19.8)
Obligations of state and political subdivisions	17.8	18.5	19.0	9.1	9.5	(3.8)	87.4
Preferred stock	44.9	62.6	63.8	74.2	90.5	(28.3)	(50.4)
Mortgage-backed securities	730.6	581.9	605.1	656.2	689.5	25.6	6.0
Other securities	368.7	385.1	387.5	391.5	392.8	(4.3)	(6.1)

Total investment securities	1,869.2	1,851.4	1,814.0	1,977.4	2,114.6	1.0	(11.6)

Loans:
Commercial, financial, and agricultural	2,594.9	2,529.0	2,483.7	2,455.2	2,533.5	2.6	2.4
Real estate — construction	1,780.4	1,759.9	1,747.0	1,665.5	1,663.9	1.2	7.0
Mortgage — commercial	1,463.4	1,388.8	1,390.5	1,378.3	1,296.1	5.4	12.9

Total commercial loans	5,838.7	5,677.7	5,621.2	5,499.0	5,493.5	2.8	6.3

Mortgage — residential	562.0	566.3	563.1	553.5	536.9	(0.8)	4.7
Consumer	1,571.6	1,546.0	1,517.0	1,503.9	1,517.0	1.7	3.6
Secured with liquid collateral	503.5	546.5	573.4	532.0	547.5	(7.9)	(8.0)

Total retail loans	2,637.1	2,658.8	2,653.5	2,589.4	2,601.4	(0.8)	1.4

Total loans net of unearned income	8,475.8	8,336.5	8,274.7	8,088.4	8,094.9	1.7	4.7
Reserve for loan losses	(101.1)	(101.6)	(97.5)	(94.5)	(94.2)	(0.5)	7.3

Net loans	8,374.7	8,234.9	8,177.2	7,993.9	8,000.7	1.7	4.7

Premises and equipment	152.1	148.9	148.6	148.8	150.3	2.1	1.2
Goodwill	330.0	329.0	328.2	291.5	291.4	0.3	13.2
Other intangibles	38.3	38.7	40.1	34.2	35.4	(1.0)	8.2
Other assets	332.3	281.4	273.1	254.0	246.0	18.1	35.1

Total assets	$11,491.1	$11,187.1	$11,031.0	$10,990.9	$11,157.0	2.7	3.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$966.2	$827.8	$812.7	$792.0	$913.6	16.7	5.8
Interest-bearing:
Savings	659.8	580.1	497.1	422.7	313.8	13.7	110.3
Interest-bearing demand	2,471.8	2,346.7	2,483.1	2,478.6	2,560.6	5.3	(3.5)
Certificates under $100,000	1,011.4	1,002.4	1,019.8	1,014.2	1,012.6	0.9	(0.1)
Local certificates $100,000 and over	356.3	389.6	370.8	447.6	474.4	(8.5)	(24.9)

Total core deposits	5,465.5	5,146.6	5,183.5	5,155.1	5,275.0	6.2	3.6
National certificates $100,000 and over	2,392.0	2,353.1	2,979.3	2,970.6	3,054.1	1.7	(21.7)

Total deposits	7,857.5	7,499.7	8,162.8	8,125.7	8,329.1	4.8	(5.7)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,790.3	1,925.5	1,174.4	1,153.5	1,145.8	(7.0)	56.2
U.S. Treasury demand	77.3	40.9	2.5	—	13.0	89.0	494.6

Total short-term borrowings	1,867.6	1,966.4	1,176.9	1,153.5	1,158.8	(5.0)	61.2

Other liabilities	263.3	231.4	228.8	229.8	221.3	13.8	19.0
Long-term debt	392.3	391.5	390.2	389.5	388.5	0.2	1.0

Total liabilities	10,380.7	10,089.0	9,958.7	9,898.5	10,097.7	2.9	2.8

Minority interest	0.1	0.1	0.2	0.2	—	—	—
Stockholders’ equity	1,110.3	1,098.0	1,072.1	1,092.2	1,059.3	1.1	4.8

Total liabilities and stockholders’ equity	$11,491.1	$11,187.1	$11,031.0	$10,990.9	$11,157.0	2.7	3.0

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
AVERAGE STATEMENT OF CONDITION

	2007	2007	2007	2007	2006	% Change From
	Fourth	Third	Second	First	Fourth	Prior	Prior
(In millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Year

ASSETS
Cash and due from banks	$209.6	$208.1	$203.4	$213.9	$218.2	0.7	(3.9)

Federal funds sold and securities purchased under agreements to resell	31.9	27.3	37.5	57.3	144.8	16.8	(78.0)

Investment securities:
U.S. Treasury	80.5	103.3	105.0	123.6	177.4	(22.1)	(54.6)
Government agencies	619.5	631.4	652.9	728.9	642.1	(1.9)	(3.5)
Obligations of state and political subdivisions	18.2	18.7	12.6	9.1	9.4	(2.7)	93.6
Preferred stock	49.0	62.5	68.5	85.1	90.7	(21.6)	(46.0)
Mortgage-backed securities	697.0	590.4	633.9	668.8	705.5	18.1	(1.2)
Other securities	382.6	381.1	393.2	390.3	392.5	0.4	(2.5)

Total investment securities	1,846.8	1,787.4	1,866.1	2,005.8	2,017.6	3.3	(8.5)

Loans:
Commercial, financial, and agricultural	2,521.5	2,454.9	2,500.1	2,466.2	2,430.5	2.7	3.7
Real estate — construction	1,790.2	1,769.2	1,696.7	1,669.8	1,634.9	1.2	9.5
Mortgage — commercial	1,423.5	1,387.3	1,376.9	1,339.9	1,281.4	2.6	11.1

Total commercial loans	5,735.2	5,611.4	5,573.7	5,475.9	5,346.8	2.2	7.3

Mortgage — residential	564.5	564.4	553.9	542.1	524.8	—	7.6
Consumer	1,556.5	1,533.0	1,503.9	1,512.3	1,496.1	1.5	4.0
Secured with liquid collateral	499.5	551.5	524.8	541.7	545.2	(9.4)	(8.4)

Total retail loans	2,620.5	2,648.9	2,582.6	2,596.1	2,566.1	(1.1)	2.1

Total loans net of unearned income	8,355.7	8,260.3	8,156.3	8,072.0	7,912.9	1.2	5.6
Reserve for loan losses	(99.4)	(95.8)	(93.3)	(93.2)	(91.6)	3.8	8.5

Net loans	8,256.3	8,164.5	8,063.0	7,978.8	7,821.3	1.1	5.6

Premises and equipment	150.9	148.5	148.6	150.3	151.5	1.6	(0.4)
Goodwill	329.1	328.3	307.8	291.4	290.7	0.2	13.2
Other intangibles	38.2	39.4	34.0	34.8	38.1	(3.0)	0.3
Other assets	263.2	259.8	261.3	245.0	241.2	1.3	9.1

Total assets	$11,126.0	$10,963.3	$10,921.7	$10,977.3	$10,923.4	1.5	1.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$723.5	$714.9	$702.6	$749.1	$793.6	1.2	(8.8)
Interest-bearing:
Savings	627.3	540.9	463.4	365.3	294.7	16.0	112.9
Interest-bearing demand	2,347.6	2,405.8	2,454.7	2,393.4	2,374.7	(2.4)	(1.1)
Certificates under $100,000	1,005.4	1,007.7	1,014.5	1,012.9	1,009.3	(0.2)	(0.4)
Local certificates $100,000 and over	390.7	376.2	427.2	457.7	535.8	3.9	(27.1)

Total core deposits	5,094.5	5,045.5	5,062.4	4,978.4	5,008.1	1.0	1.7
National certificates $100,000 and over	2,369.1	2,817.9	2,853.8	2,992.1	3,042.2	(15.9)	(22.1)

Total deposits	7,463.6	7,863.4	7,916.2	7,970.5	8,050.3	(5.1)	(7.3)

Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,919.9	1,386.8	1,270.8	1,318.5	1,221.4	38.4	57.2
U.S. Treasury demand	12.3	11.0	10.4	5.4	10.0	11.8	23.0

Total short-term borrowings	1,932.2	1,397.8	1,281.2	1,323.9	1,231.4	38.2	56.9

Other liabilities	244.5	223.4	214.2	231.5	183.0	9.4	33.6
Long-term debt	391.9	390.7	389.7	388.8	391.1	0.3	0.2

Total liabilities	10,032.2	9,875.3	9,801.3	9,914.7	9,855.8	1.6	1.8

Minority interest	0.1	0.2	0.2	0.4	0.2	(50.0)	(50.0)
Stockholders’ equity	1,093.7	1,087.8	1,120.2	1,062.2	1,067.4	0.5	2.5

Total liabilities and stockholders’ equity	$11,126.0	$10,963.3	$10,921.7	$10,977.3	$10,923.4	1.5	1.9

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
YIELDS AND RATES

	2007	2007	2007	2007	2006
	Fourth	Third	Second	First	Fourth
YIELDS/RATES (tax-equivalent basis)	Quarter	Quarter	Quarter	Quarter	Quarter

EARNING ASSETS:
Federal funds sold and securities purchased under agreements to resell	4.64%	6.36%	5.18%	5.05%	5.23%

Total investment securities	5.00	4.94	4.98	4.95	4.87

Commercial, financial, and agricultural	7.39	7.91	7.90	8.04	8.02
Real estate — construction	7.82	8.41	8.56	8.60	8.69
Mortgage — commercial	7.64	8.04	8.02	8.03	8.11
Total commercial loans	7.59	8.10	8.13	8.21	8.24

Mortgage — residential	5.80	5.74	5.87	5.95	5.76
Consumer	7.33	7.48	7.44	7.41	7.39
Secured with liquid collateral	6.51	6.88	6.83	6.81	6.87
Total retail loans	6.84	6.98	6.98	6.98	6.95

Total loans	7.36	7.74	7.77	7.81	7.82

Total earning assets	6.92	7.23	7.23	7.22	7.19

FUNDS USED TO SUPPORT EARNING ASSETS:

Core deposits
Savings	2.92	2.63	2.07	1.29	0.51
Interest-bearing demand	1.26	1.45	1.44	1.46	1.31
Certificates under $100,000	4.27	4.23	4.45	4.35	4.22
Local certificates $100,000 and over	4.85	4.78	4.55	5.00	4.81
Core interest-bearing deposits	2.51	2.54	2.51	2.52	2.44

National certificates $100,000 and over	5.23	5.41	5.40	5.43	5.46

Total interest-bearing deposits	3.46	3.67	3.66	3.73	3.68

Short-term borrowings	4.34	4.74	4.83	4.97	5.03

Long-term debt	6.92	6.66	7.00	6.86	6.76

Total interest-bearing liabilities	3.80	3.97	3.97	4.05	4.00

Total funds used to support earning assets	3.36	3.50	3.50	3.55	3.52

Net interest margin (tax-equivalent basis)	3.56	3.73	3.73	3.67	3.67

Year-to-date net interest margin	3.67	3.71	3.70	3.67	3.79

Prime rate	7.58	8.18	8.25	8.25	8.25

Tax-equivalent net interest income (in millions)	$92.0	$95.1	$93.8	$91.9	$93.5

Average earning assets at historical cost	$10,258.9	$10,113.9	$10,082.8	$10,163.3	$10,105.2
Average fair valuation adjustment on investment securities available for sale	(24.5)	(38.9)	(22.9)	(28.2)	(29.9)

Average earning assets	$10,234.4	$10,075.0	$10,059.9	$10,135.1	$10,075.3

Average rates are calculated using average balances based on historical cost and do not reflect fair valuation adjustments.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
CREDIT QUALITY

	Three Months Ended

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
(Dollars in millions)	2007	2007	2007	2007	2006

NONPERFORMING ASSETS AT PERIOD-END
Nonaccruing loans:
Commercial, financial, and agricultural	$18.7	$12.1	$11.0	$10.3	$13.7
Commercial real estate — construction	9.9	21.2	13.6	—	—
Commercial mortgage	7.1	8.7	9.1	3.9	8.5
Consumer and other retail	12.1	12.1	11.6	8.9	8.8

Total nonaccruing loans	47.8	54.1	45.3	23.1	31.0
Other real estate owned (OREO)	9.1	0.2	0.2	4.8	4.8
Renegotiated loans	23.7	19.2	0.2	4.7	—

Total nonperforming loans	80.6	73.5	45.7	32.6	35.8

Loans past due 90 days or more:
Commercial, financial, and agricultural	2.4	9.4	6.4	2.3	1.5
Commercial real estate — construction	0.7	0.7	1.0	1.6	—
Commercial mortgage	1.3	1.1	1.4	0.4	0.2
Consumer and other retail	9.3	5.8	4.8	3.0	4.1

Total loans past due 90 days or more	13.7	17.0	13.6	7.3	5.8

NET CHARGE-OFFS
Loans charged off:
Commercial, financial, and agricultural	$1.3	$0.6	$1.4	$1.0	$3.3
Commercial real estate — construction	2.3	0.6	—	—	—
Commercial mortgage	1.2	0.1	—	—	—
Consumer and other retail	6.7	5.5	4.7	4.3	3.8

Total loans charged off	11.5	6.8	6.1	5.3	7.1
Recoveries on loans previously charged off:
Commercial, financial, and agricultural	—	0.2	0.3	0.5	0.1
Commercial real estate — construction	—	—	—	—	—
Commercial mortgage	—	—	—	0.2	—
Consumer and other retail	1.8	1.8	2.3	1.3	1.1

Total recoveries	1.8	2.0	2.6	2.0	1.2
Net loans charged off	9.7	4.8	3.5	3.3	5.9

RATIOS
Period-end reserve to loans	1.19%	1.22%	1.18%	1.17%	1.16%
Period-end non-performing assets to loans	0.95	0.88	0.55	0.40	0.44
Period-end loans past due 90 days to total loans	0.16	0.20	0.16	0.09	0.07
Quarterly net charge-offs to average loans (not annualized)	0.12	0.06	0.04	0.04	0.07
Year-to-date net charge-off to average loans	0.26	0.14	0.08	0.04	0.24

INTERNAL RISK RATING
Pass	96.03%	96.01%	96.81%	96.89%	97.39%
Watchlisted	2.69	2.62	2.27	2.32	1.82
Substandard	1.27	1.36	0.91	0.77	0.79
Doubtful	0.01	0.01	0.01	0.01	—

LOAN PORTFOLIO COMPOSITION
Commercial, financial, and agricultural	31%	30%	30%	30%	31%
Commercial real estate — construction	21	21	21	21	21
Commercial mortgage	17	17	17	17	16
Residential mortgage	6	7	7	7	6
Consumer	19	18	18	19	19
Secured by liquid collateral	6	7	7	6	7

COMMERCIAL REAL ESTATE — CONSTRUCTION DETAIL
Project type:
Residential real estate construction	52%	54%	53%	53%	52%
Land development	21	19	18	19	18
Retail and office	14	13	13	14	13
Owner-occupied	5	6	6	6	7
Multi-family	2	2	2	2	3
Other	6	6	8	6	7
Geographic location:
Delaware	61%	59%	59%	59%	58%
Pennsylvania	25	27	26	26	26
Maryland	7	7	8	7	8
New Jersey	4	4	5	6	6
Other	3	3	2	2	2

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
SUPPLEMENTAL INFORMATION

	Three Months Ended

						% Change From:
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Prior	Prior
	2007	2007	2007	2007	2006	Quarter	Year

NET INCOME
Net income per share
Basic	$0.66	$0.68	$0.71	$0.63	$0.69	(2.9)	(4.3)
Diluted	0.65	0.67	0.70	0.62	0.68	(3.0)	(4.4)
Weighted average shares outstanding (in thousands)
Basic	67,174	67,698	68,403	68,525	68,455
Diluted	67,749	68,582	69,435	69,659	69,615
Net income as a percentage of:
Average assets	1.57%	1.67%	1.80%	1.59%	1.73%
Average stockholders’ equity	15.96	16.85	17.51	16.42	17.66

ASSETS UNDER MANAGEMENT * (in billions)
Wilmington Trust	$34.5	$33.2	$31.9	$31.8	$31.3	3.9	10.2
Wilmington Trust FSB, MA (formerly Bingham Legg Advisers)	1.4	1.3	1.3	—	—	7.7	—
Roxbury Capital Management	2.5	2.8	3.0	3.1	3.1	(10.7)	(19.4)
Cramer Rosenthal McGlynn	11.4	11.8	11.9	11.2	10.6	(3.4)	7.5

Combined assets under management	$49.8	$49.1	$48.1	$46.1	$45.0	1.4	10.7

* Assets under management include estimates for values associated with certain assets that lack readily ascertainable values, such as limited partnership interests.

ASSETS UNDER ADMINISTRATION ** (in billions)
Wilmington Trust	$124.3	$121.6	$120.1	$112.1	$107.5	2.2	15.6
** Includes Wilmington Trust assets under management

INVESTMENT MIX OF ASSETS MANAGED BY WILMINGTON TRUST
Equities	47%	49%	49%	48%	47%
Fixed income	23	23	22	27	27
Other	30	28	29	25	26

CAPITAL (in millions, except per share amounts)
Average stockholders’ equity	$1,093.7	$1,087.8	$1,120.2	$1,062.2	$1,067.4	0.5	2.5
Period-end primary capital	1,211.4	1,199.6	1,169.6	1,186.7	1,153.5	1.0	5.0
Per share:
Book value	16.55	16.23	15.77	15.90	15.47	2.0	7.0
Quarterly dividends declared	0.335	0.335	0.335	0.315	0.315	—	6.3
Year-to-date dividends declared	1.32	0.985	0.65	0.315	1.245
Average stockholders’ equity to assets	9.83%	9.92%	10.26%	9.68%	9.78%
Total risk-based capital ratio	11.22	11.54	11.54	12.53	12.10
Tier 1 risk-based capital ratio	7.74	7.96	8.00	8.64	8.25
Tier 1 leverage capital ratio	7.19	7.31	7.37	7.64	7.39

INVESTMENT SECURITIES PORTFOLIO
Average life (in years)	4.45	4.66	5.08	4.59	4.93
Average duration	1.97	1.85	2.19	2.05	2.24
Percentage invested in fixed income instruments	82%	81%	80%	81%	82%

FUNDING (on average)
Percentage from core deposits	54%	57%	58%	58%	58%
Percentage from national funding	25	27	27	27	28
Percentage from short-term borrowings	21	16	15	15	14

ASSET — LIABILITY MATCHING
As a percentage of total balances at period-end:
Loans outstanding with floating rates	71%	71%	73%	73%	74%
Commercial loans tied to a prime rate	59	60	61	61	61
Commercial loans tied to the 30-day LIBOR	36	35	33	34	35

National CDs and short-term borrowings maturing in 90 days or less	78%	80%	76%	82%	67%

FULL-TIME EQUIVALENT HEADCOUNT
Full-time equivalent headcount	2,672	2,658	2,597	2,593	2,574

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
QUARTERLY BUSINESS SEGMENT REPORT

	Three Months Ended

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
(In millions)	2007	2007	2007	2007	2006

REGIONAL BANKING
Net interest income	$84.3	$87.6	$86.3	$83.8	$84.4
Provision for loan losses	(6.9)	(7.8)	(6.1)	(3.6)	(6.4)
Noninterest income	13.2	12.1	13.6	12.4	13.6
Noninterest expense	45.1	43.0	40.3	42.1	41.1

Income before taxes & minority interest	45.5	48.9	53.5	50.5	50.5

Regional Banking efficiency ratio	45.83%	42.74%	39.98%	43.36%	41.56%

WEALTH ADVISORY SERVICES
Net interest income	$6.4	$6.4	$6.1	$6.3	$6.6
Provision for loan losses	(2.3)	(1.1)	(0.4)	—	(0.1)
Noninterest income	56.2	53.2	51.0	49.2	49.1
Noninterest expense	49.4	46.2	44.9	47.7	43.5

Income before taxes & minority interest	10.9	12.3	11.8	7.8	12.1

Wealth Advisory Services efficiency ratio	78.91%	77.39%	78.50%	85.79%	77.96%

CORPORATE CLIENT SERVICES
Net interest income	$3.3	$3.2	$3.5	$3.7	$4.3
Provision for loan losses	—	—	—	—	—
Noninterest income	27.7	25.1	26.0	25.2	24.7
Noninterest expense	22.4	21.6	20.8	20.6	20.3

Income before taxes & minority interest	8.6	6.7	8.7	8.3	8.7

Corporate Client Services efficiency ratio	72.26%	76.33%	70.51%	71.28%	69.76%

AFFILIATE MANAGERS *
Net interest income	$(2.9)	$(3.1)	$(3.1)	$(3.0)	$(2.9)
Provision for loan losses	—	—	—	—	—
Noninterest income	5.6	4.4	6.3	4.6	5.1
Noninterest expense	—	—	—	—	—

Income before taxes & minority interest	2.7	1.3	3.2	1.6	2.2

TOTAL WILMINGTON TRUST CORPORATION
Net interest income	$91.1	$94.1	$92.8	$90.8	$92.4
Provision for loan losses	(9.2)	(8.9)	(6.5)	(3.6)	(6.5)
Noninterest income	102.7	94.8	96.9	91.4	92.5
Noninterest expense	116.9	110.8	106.0	110.4	104.9

Income before taxes & minority interest	$67.7	$69.2	$77.2	$68.2	$73.5

Corporation efficiency ratio	60.04%	58.35%	55.58%	60.26%	56.40%

*	Affiliate managers comprise Cramer Rosenthal McGlynn and Roxbury Capital Management.
Segment data for prior periods may differ from previously published figures due to changes in reporting methodology and/or organizational structure.

WILMINGTON TRUST CORPORATION QUARTERLY SUMMARY
As of and for the twelve months ended December 31, 2007
YEAR-TO-DATE BUSINESS SEGMENT REPORT

	Twelve Months Ended

	Dec. 31,	Dec. 31,	$	%
(In millions)	2007	2006	Change	Change

REGIONAL BANKING
Net interest income	$342.0	$334.9	$7.1	2.1
Provision for loan losses	(24.4)	(20.5)	3.9	19.0
Noninterest income	51.5	52.1	(0.6)	(1.2)
Noninterest expense	170.5	157.6	12.9	8.2

Income before taxes & minority interest	198.6	208.9	(10.3)	(4.9)

Regional Banking efficiency ratio	42.95%	40.33%

WEALTH ADVISORY SERVICES
Net interest income	$25.3	$25.7	$(0.4)	(1.6)
Provision for loan losses	(3.8)	(0.8)	3.0	375.0
Noninterest income	209.6	184.0	25.6	13.9
Noninterest expense	188.2	166.0	22.2	13.4

Income before taxes & minority interest	42.9	42.9	—	—

Wealth Advisory Services efficiency ratio	80.05%	79.05%

CORPORATE CLIENT SERVICES
Net interest income	$13.7	$15.0	$(1.3)	(8.7)
Provision for loan losses	—	—	—	—
Noninterest income	104.0	90.4	13.6	15.0
Noninterest expense	85.4	75.6	9.8	13.0

Income before taxes & minority interest	32.3	29.8	2.5	8.4

Corporate Client Services efficiency ratio	72.43%	71.59%

AFFILIATE MANAGERS *
Net interest income	$(12.1)	$(12.5)	$0.4	3.2
Provision for loan losses	—	—	—	—
Noninterest income	20.9	19.6	1.3	6.6
Noninterest expense	—	72.4	(72.4)	(100.0)

Income before taxes & minority interest	8.8	(65.3)	74.1	—

TOTAL WILMINGTON TRUST CORPORATION
Net interest income	$368.9	$363.1	$5.8	1.6
Provision for loan losses	(28.2)	(21.3)	6.9	32.4
Noninterest income	386.0	346.1	39.9	11.5
Noninterest expense	444.1	471.6	(27.5)	(5.8)

Income before taxes & minority interest	$282.6	$216.3	$66.3	30.7

Corporation efficiency ratio	58.53%	66.10%

*	Affiliate managers comprise Cramer Rosenthal McGlynn and Roxbury Capital Management.
Segment data for prior periods may differ from previously published figures due to changes in reporting methodology and/or organizational structure.